EXHIBIT 99.1

SUPPLEMENTAL AGREEMENT

     SUPPLEMENTAL AGREEMENT, dated as of December 5, 2006 (the “Agreement”), by and among MARK H. COLEMAN, M.D., PRABAAL DEY, M.D., MARC A. LOEV, M.D. and LESTER A. ZUCKERMAN, M.D. (such individuals being collectively referred to as the “Members”), CENTER FOR PAIN MANAGEMENT ASC, LLC, a Maryland limited liability company (the “Company”), PAINCARE HOLDINGS, INC., a Florida corporation (“PainCare”), and its wholly-owned subsidiary, PAINCARE SURGERY CENTERS III, INC., a Florida corporation (the “Subsidiary”).

W I T N E S S E T H:

     A. The Parties have executed and delivered an Asset Purchase Agreement, effective as of September 26, 2005 (the “Asset Purchase Agreement”), and various additional documentation and agreements, including, without limitation, a Guaranty, a Promissory Note, and a PainCare Stock Pledge Agreement, each effective as of September 26, 2005, pursuant to which, among other things, the Subsidiary is obligated to pay to the Company the sum of $7,758,750 in principal and interest on or prior to January 3, 2007, and PainCare has guaranteed the prompt payment thereof and pledged certain collateral to secure the payment thereof.

     B. PainCare and Subsidiary have requested an extension of time to make full payment of all amounts due under the Promissory Note, and the Parties have agreed that, in consideration for any such extension, the Purchase Price Consideration under the Asset Purchase Agreement shall be increased by the sum of $300,000.00 in recognition of a part of the increased value of assets transferred to the Subsidiary thereunder.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms defined in the Asset Purchase Agreement shall have the same meanings herein as in the Asset Purchase Agreement.

     2. Extension of Time for Payment. Effective as of the date hereof, (a) the date for payment of all amounts due and payable under the Promissory Note shall be extended to April 3, 2007 (with interest thereon continuing until the date of payment), and (b) any breach of, or default under, the Supplemental Note (as defined in Section 3 hereof) shall constitute an Event of Default under the Promissory Note which shall cause all amounts due under the Promissory Note to be accelerated and to immediately become due and payable on and as of the date of any such breach or default under the Supplemental Note. Except as modified herein, all terms and conditions of the Promissory Note are hereby reaffirmed and confirmed and shall remain in full force and effect.

     3. Consideration for Extension. The Subsidiary shall agree to pay to the Company an additional sum of Three Hundred Thousand Dollars ($300,000) (the “Supplemental Consideration”) and shall concurrently herewith execute and deliver to the Company a promissory note (in the form attached hereto as Exhibit A) in the principal amount of Three Hundred Thousand Dollars in satisfaction thereof (the “Supplemental Note”), which the Parties agree and acknowledge represents a portion of the increased value of the Purchased Assets received by the Subsidiary under the Asset Purchase Agreement, and the Purchase Price Consideration is hereby increased by the Supplemental Consideration (net of any forgiveness under the Supplemental Note), which shall be allocated for tax purposes among the Purchased Assets in proportion to the valuations set forth in Disclosure Schedule 3.6 of the Asset Purchase Agreement and the value of each category of Purchased Assets shall be appropriately increased thereby.

     4. Security for Payment of Supplemental Consideration. The Security Interest granted by PainCare pursuant to the terms of the PainCare Stock Pledge Agreement shall secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of each of the payments due under or contemplated by the Supplemental Note, in the same manner and with the same effect as applicable to the Promissory Note, and all rights, privileges and remedies granted and available to the Company under the PainCare Stock Pledge Agreement with respect to the Promissory Note shall be equally and fully applicable to the Supplemental Note and exercisable by the Company with respect to the Supplemental Note. In furtherance of and not in limitation of the foregoing, references to the “Note” in the PainCare Stock Pledge Agreement shall hereafter be deemed to refer to and mean both the Promissory Note and the Supplemental Note.

     5. PainCare Guaranty of Payment of Supplemental Consideration. PainCare hereby guarantees the due and punctual payment by the Subsidiary of the Supplemental Consideration and each of the payments due and contemplated under the Supplemental Note, and the term “Obligations” set forth in the Guaranty is hereby amended to include the full and punctual payment by the Subsidiary of all the Subsidiary’s obligations under the Supplemental Note , in the same manner and with the same force and effect as applicable to the Promissory Note, and all rights, privileges and remedies granted and available under the Guaranty with respect to the Promissory Note shall be equally and fully applicable to the Supplemental Note and exercisable by the Company with respect to the Supplemental Note. In furtherance of and not in limitation of the foregoing, references to the “Note” in the Guaranty shall hereinafter be deemed to refer to and mean both the Promissory Note and the Supplemental Note.

6. Validity and Enforceability of Documentation.

     6.1. PainCare and the Subsidiary hereby jointly and severally represent and warrant that each of them (a) has full power and authority to execute and deliver this Agreement and the Supplemental Note and to perform their respective obligations thereunder in accordance with the terms thereof, (b) has duly authorized the execution and delivery of this Agreement and the Supplemental Note by the officers who will execute and deliver such documentation, and that this Agreement and the Supplemental Note constitutes the valid and legally binding obligation of PainCare and the Subsidiary, enforceable in accordance with their respective terms and conditions.

     6.2. The Company hereby represents and warrants that it (a) has full power and authority to execute and deliver this Agreement and to perform its obligations thereunder in accordance with the terms thereof, (b) has duly authorized the execution and delivery of this Agreement by the officer who will execute and deliver such documentation, and that this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms and conditions.

     7. Incorporation of Covenants. The provisions set forth in Articles 13 (“Survival and Indemnification”) and 14 (“Miscellaneous”) and Section 11.1 of the Asset Purchase Agreement shall apply to the terms of this Agreement as if fully set forth herein and are hereby incorporated into this Agreement by this reference; provided, however, that, notwithstanding the foregoing, (a) the cap set forth in the last sentence of Section 13.5 shall be increased to Fifteen Million Three Hundred Thousand and No/100 Dollars, and (b) references to the “Agreement” in Articles 13 and 14 and Section 11.1 of the Asset Purchase Agreement shall hereafter be deemed to include this Agreement as well as the Asset Purchase Agreement.

     8. Extension Expenses. Any and all costs and expenses in excess of $2,500 incurred by the Company or the Members in connection with the preparation and execution of documentation relating to the transactions contemplated by this Agreement (including, without limitation, attorneys’ fees and expenses) shall be paid for by PainCare promptly following PainCare’s receipt of one or more invoices setting forth such costs and expenses.

     IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first above written.

Center For Pain Management ASC, LLC	PainCare Holdings, Inc.
By: /s/ P. Bobby Dey	By: /s/ Mark Szporka
Attest:	Attest:

PainCare Surgery Center III, Inc.
By: /s/ Mark Szporka
Attest:

Members

MARK H. COLEMAN, M.D.	P. BOBBY DEY, M.D.
Signature: /s/ Mark H. Coleman	Signature: /s/ P. Bobby Dey
Print: Mark H. Coleman	Print: P. Bobby Dey

MARC A. LOEV, M.D.	LESTER A. ZUCKERMAN, M.D.
Signature: /s/ Marc A. Loev	Signature: /s/ Lester A. Zuckerman
Print: Marc A. Loev	Print: Lester A. Zuckerman